UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 4, 2005

                                   Dtomi, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                     Nevada
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)

                                    000-27277
                            ------------------------
                            (Commission File Number)

                                   98-0207554
                        ---------------------------------
                        (IRS Employer Identification No.)

                            305 - 1847 West Broadway
                           Vancouver, British Columbia
                                 Canada V6J 1Y6
               --------------------------------------------------
               (Address of principal executive offices)(Zip Code)

                                 (604) 696-6313
               --------------------------------------------------
               Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On October 4, 2005, Dtomi, Inc., a Nevada corporation ("Dtomi"), and VocalScape Networks, Inc., a Nevada corporation ("VocalScape"), effected a merger pursuant to that certain Agreement and Plan of Reorganization (the "Agreement") by and between Dtomi and VocalScape dated August 25, 2005. Effective October 4, 2005, the date that Articles of Merger effecting the merger were filed with the Nevada Secretary of State, VocalScape became a wholly-owned subsidiary of Dtomi. Pursuant to the Agreement, Dtomi shall issue shares of its preferred stock, convertible into shares of common stock and with voting rights equal to 82% of the voting power of the stockholders of Dtomi, to VocalScape in exchange for VocalScape merging into a wholly owned subsidiary of Dtomi. The business of VocalScape will now become the primary business of Dtomi.

VocalScape provides VoIP telephony solutions and communications software for Internet Service Providers (ISPs), Internet Telephony Service Providers (ITSPs) and Telecommunications companies worldwide. Vocalscape develops VoIP and interactive communications software including Soft phone applications, Customer Acquisition and Billing Systems, SIP Servers, Gatekeepers and Virtual Calling Cards. VocalScape's strategy is to focus on VoIP software and Long Distance termination solutions that bring together a full range of communications solutions and services thereby providing a turn-key VoIP infrastructure for ISPs, ITSPs and Telecommunications companies. Dtomi continues to also operate its Air Spring Axle business.

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT

See Item 5.02 to this Form 8-K.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On October 5, 2005 and in connection with the merger of Dtomi and Vocalscape, the Board of Directors has appointed Robert Koch, Larry Hartman and Ryan Gibson to the Board of Directors of Dtomi. Additionally, on October 5, 2005, the Board of Directors appointed Mr. Koch as Chairman of the Board and Chief Executive Officer, and appointed Ron McIntyre as President. Previously, on August 25, 2005, Ron McIntyre was appointed the Board of Directors of Dtomi, as disclosed on Form 8-K, filed on September 1, 2005 (File No. 27277). Each of Messrs. Koch, Hartman, Gibson and McIntyre are duly elected and incumbent directors of VocalScape, Inc., a Delaware corporation, the former parent company of VocalScape. David Otto and John Simpson continue to serve as directors to Dtomi, though Mr. Otto no longer serves in the capacity of Chairman.

ROBERT W. KOCH - AGE 38

Mr. Koch currently serves as Chairman of Vocalscape, Inc. Following a ten year career as a stockbroker and a consultant for various Wall Street brokerage firms between 1989 and 1999, he founded Dailyfinancial.com, Inc. in March of 1999. Mr. Koch has served as Chairman of Dailyfinancial.com, which publishes "The Dailyfinancial Report". Mr. Koch's responsibilities included the handling of investor relations for publicly held companies and offering technical analysis for The Dailyfinancial Report which was sent to more than 50,000 investors.

In May of 2004, Mr. Koch also founded Bedford Investment Partners where he continues to serve as a Managing Director. He is a graduate from St Johns University in New York where he continues to support the school and his fraternity Tau Kappa Epsilon. Mr. Koch is also active in several non-profit organizations throughout New York and the Tri State Area.

RON MCINTYRE - AGE 47

Mr. McIntyre has management experience with technology companies and start-ups in the United States and Canada. Included in his experience are three corporate mergers/acquisitions. On March 19, 1998, as President of Visionary Solutions (VSI:ASE), Mr. McIntyre signed merger documents for an Agresso (UNI:Oslo) take over bid. In 1992, Mr. McIntyre also served on the Board of Directors of Richmond Software (The Maximizer) until the company's merger with Modatech (NASDAQ). In 1989, he joined Consumers Software Inc. as Director of Sales & Marketing and was instrumental in increasing software sales by more than 500% until the company was acquired by Microsoft on April 8, 1991.

During 13 years with A.B. Dick Co., Mr. McIntyre held positions as Branch Manager and Pacific Zone Manager, and then transferred to California to commence branch sales operations in Sacramento.

For 7 years, Mr. McIntyre worked for NBI, first to start up operations in Sacramento, Vancouver and Victoria, and then stepped up to Western Regional Manager. He joined Consumers Software Inc. in 1989 as Director of Sales & Marketing and was instrumental in increasing software sales by 500% prior to the purchase by Microsoft.

In addition, Mr. McIntyre was the owner/operator of VIPaging Services, Ltd., a licensed paging company in British Columbia. He was also President and CEO of Visionary Solutions. Visionary Solutions markets and delivers Agresso business software to growth-oriented companies in the mid-tiered markets (US $25 million
- $1,000 million in annual sales). Agresso is world class business software with more than 20 modules that include core financial, logistics, purchasing, project costing billing, payroll and human resources. On March 19, 1998, merger documents were signed for an Agresso take-over bid.

Mr. McIntyre also served as Vice President, Sales & Marketing, Director of IT, and Vice President of Operations for Aimtronics Corporation. During his tenure, he had direct responsibility for increasing revenues to Cdn $57MM in 1999, $105MM in 2000, and $154MM for 2001, and managing 250,000 square feet of manufacturing operations in two countries with more than 1100 employees.

LARRY HARTMAN - AGE 40

Mr. Hartman graduated from the Columbia School of Law in New York in 1990 where he served as an editor of the Business Law Review. From January 1995 to March 1996 Mr. Hartman was an Associate in the Law Firm of Coudert Brothers in New York.

From March 1996 through April 1998 Mr. Hartman served as Vice president and General counsel of Tarragon Realty Advisors (Nasdaq: TARR) and from April 1998 until April 1999 he served as Senior Manager, Ocwen Federal Bank, of West Palm Beach, Florida.

Mr. Hartman currently serves as CEO of Omega Ventures, Inc., of Hollywood, California and Pembrooke Pines, Florida and has held those positions since May of 1999.

RYAN GIBSON - AGE 27

Prior to joining Vocalscape, Inc., Mr. Gibson served as Director of Business Development for Knowledge Brokers International in Vancouver, British Columbia, Canada from December 2001 through January 2004. Mr. Gibson's responsibilities included the development and implementation of the company's of sales and marketing plans.

From January 2000 to October 2001, Mr. Gibson held the position of Director of Sales and Marketing for FreeView.com/Equat.com, in Vancouver, British Columbia. Mr. Gibson was responsible for developing customer web site sales and the implementation of the company's operational plans.

Between May 1999 and January 2000, Mr. Gibson was employed as Director of Marketing for Vocalscape Communications, Inc., located in Burnaby, British Columbia, which was an emerging developer of VoIP technologies. His responsibilities included developing partnerships, planning and budgeting and managing the marketing activities.

From April 1998 to January 1999, Mr. Gibson served as the Director of Marketing for Lifestyle Equipment in Vancouver British Columbia. As the Director of Marketing, Mr. Gibson was responsible for all of the company's marketing activities including direct sales and trade shows.

In addition to Mr. Gibson's employment experience, he has provided consulting services to the UN World Summit on Technology Enterprise and the BC Technology Industries Association.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

FINANCIAL STATEMENTS

Pursuant to Item 9.01(a)(4) of Form 8-K, Dtomi will file financial statements with respect to the merger between Dtomi and VocalScape not later than 71 calendar days after the date on which the initial report has to be filed.

EXHIBITS

NO.         DESCRIPTION

2.1* Agreement and Plan of Reorganization dated August 25, 2005 by and between Dtomi, Inc., a Nevada corporation, and VocalScape Networks, Inc., a Nevada corporation.

* Previously filed on Form 8-K on September 1, 2005.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         Dtomi, Inc
                                         (Registrant)


Date: October 10, 2005                   By: /s/ David Otto
                                         ---------------------------------------
                                         Name:   David Otto
                                         Title:  Secretary


                                INDEX TO EXHIBITS

NO.               DESCRIPTION

2.1* Agreement and Plan of Reorganization dated August 25, 2005 by and between Dtomi, Inc., a Nevada corporation, and VocalScape Networks, Inc., a Nevada corporation.

* Previously filed on Form 8-K on September 1, 2005.